Exhibit 10.6

FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Fifth Amendment to Employment Agreement (the “Fifth Amendment”) is made and entered into as of May 15, 2012 by and between Unified Grocers, Inc., a California corporation (the “Company”) and Alfred A. Plamann (the “Executive”).

WHEREAS, the Company and Executive entered into an Employment Agreement (the “Employment Agreement”), as of February 5, 1996, a copy of which is attached as Exhibit “A”, and further entered into the Amendment to Employment Agreement, as of August, 1999, the Second Amendment to Employment Agreement, as of April, 2001, the Third Amendment to Employment Agreement, as of August 20, 2003, and the Fourth Amendment to Employment Agreement, as of December 30, 2011, copies of which are attached as Exhibit “B”. The Employment Agreement and the amendments are sometimes referred to as the “Amended Employment Agreement”; and

WHEREAS, the Company and Executive desire to amend the terms and conditions of the Amended Employment Agreement, as set forth in this Fifth Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, it is agreed as follows:

1. Section 3 of the Amended Employment Agreement is amended in its entirety to read as follows:

“3. Duties of the Executive. The Executive shall serve as the Chief Executive Officer of the Company, serving at the pleasure of the Company’s Board of Directors (the “Board”). The Executive shall devote substantially all of his normal working time and his best efforts, full attention and energies to the business of the Company, the responsibilities provided for the Chief Executive Officer in the Company’s Bylaws, and such other related duties and responsibilities as may from time to time be reasonably prescribed by the Board. Notwithstanding the foregoing and with the advance approval of the Board, which approval may be withheld for any reason, the Executive may serve on the boards of directors of unrelated companies and may devote reasonable time to fulfilling his responsibilities as a member of such boards.”

2. Subsection 8(a)(iv) of the Amended Employment Agreement is amended in its entirety to read as follows:

“(iv) the Board fails to appoint the Executive as Chief Executive Officer;”

[Signature Page to Fifth Amendment to Employment Agreement Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

Company:		Executive:

UNIFIED GROCERS, INC.

By	/s/ Richard E. Goodspeed	/s/ Alfred A. Plamann
	Richard E. Goodspeed	Alfred A. Plamann
Chairman of the Board